Exhibit 99.1

Crafting the Future of Healing for Patients Next Generation CD47 Blockade with Liminatus Pharma, Innobation Bio

Disclaimer This presentation (this “Presentation”) has been assembled by Liminatus Pharma Limited, including its affiliates (the “Company”), and is provided to certain investors and analysts for informational purposes only. This Presentation is exclusively intended for the recipient and may not be duplicated or shared without prior written consent from the Company. Nothing in this Presentation constitutes legal, tax, or investment advice, nor does it constitute an offer to sell or a solicitation of an offer to purchase any securities of the Company. Any purchase of the Company’s securities will be made only through a confidential private placement memorandum or prospectus and the definitive transaction documents. The Company, its affiliates, and their respective employees, directors, officers, contractors, advisors, members, managers, successors, representatives, or agents make no representations or warranties, express or implied, regarding the accuracy or completeness of this Presentation, and they expressly disclaim any liability for any omissions or errors in this Presentation or in any other written or oral communications made to the recipient in connection with the Company. Only the representations and warranties contained in definitive agreements executed by the Company will have any legal effect. This Presentation contains forward - looking statements. Forward - looking statements include all statements other than statements of historical fact and may be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “should,” “will,” “would,” or similar expressions. These forward - looking statements address, among other things, the Company’s preclinical and clinical development plans and timelines, the Company’s ability to obtain and maintain regulatory approvals, the anticipated benefits of the business combination with IRIS Acquisition Corp. (the “Business Combination”), and the Company’s future business prospects and financial performance. These statements are based on current expectations and involve inherent risks and uncertainties, many of which are beyond the Company’s control, that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause or contribute to these differences include, but are not limited to, market conditions, regulatory developments, clinical trial outcomes, and other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”). All information in this Presentation is provided as of the date hereof, May 2025. The Company undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise, except as required by law. The Company completed its business combination with IRIS Acquisition Corp. in May 2025, and its ordinary shares began trading on the Nasdaq Global Market under the ticker symbol “LIMN” during the first week of May 2025. For detailed information about the Company, IRIS Acquisition Corp., the Business Combination, and the risk factors related thereto, please refer to the Company’s registration statement on Form S - 4 (including any amendments thereto) filed with the SEC, which is available at www.sec.gov. Prospective investors should read the registration statement and the accompanying prospectus and conduct their own due diligence before making any investment decision.

Crafting the Future of Healing for Patients Investment Highlights Pipeline overview An Experienced Leadership Team and Board Members Cancer Treatment INDEX

4 Liminatus Pharma, LLC Investment Highlights 01 Leading Next - Generation CD47 Blockade • Proprietary IBA101 overcomes anemia and thrombocytopenia issues of first - generation CD47 antibodies • Demonstrated selective binding (immune cells vs. RBC) for an improved safety profile Cancer Therapeutics Combination Efficacy Catalyst • Targeting ≥ 10% improvement in antitumor activity when co - administered with PD - 1/PD - L1 inhibitors Expanding Big - Pharma Partnerships • Follow - up in - depth meetings held with AstraZeneca, BMS, Merck post - JPM 2025 • Positioned for co - development and out - licensing aligned with PD - 1/PD - L1 blockade patent expirations (2025 – 2028) Milestone - Driven Valuation • Clear value - unlock roadmap: Pre - IND → IND approval → Phase 1 data → licensing deal Experienced Leadership & R&D Team • PhD - level scientists with multiple clinical successes in CD47 and CAR - T programs • Proven track record in preclinical development, CMC, and IND preparation Broad Expansion Potential • Initial focus on lung cancer with subsequent extension to other solid tumors and hematologic malignancies • Precision - medicine biomarker strategy to differentiate and capture high - value patient segments Strong Financial Position & Funding Plan • SPAC merger proceeds fully fund Phase 1 development • Additional cash flow to be generated through licensing deals and global partnerships

5 Liminatus Pharma, LLC Phase III Phase II Phase I IND Pre - clinical Indications Candidate Solid Cancer Anti - CD47 Blockade (IBA101) T.B.D. * CAR - T Therapy (T.B.D.) T.B.D. * Companion Diagnosis (T.B.D.) Pipeline Overview 02 * Liminatus Pharma plans to in - license companion diagnostic technologies to predict the prognosis of its CAR - T therapy and other pipelines slated for clinical development.

6 Liminatus Pharma, LLC An Experienced Leadership Team and Board Members 03 • Liminatus Pharma is an immunotherapy company focused on the development of a CD47 - blocking antibody for the treatment of solid tumors. • Preclinical development of the CD47 blockade antibody has been completed, and preparations for an FDA Phase I clinical trial are underway. • The Company intends to in - license CAR - T cell therapeutics and companion diagnostic technologies for future pipeline expansion, w ith specific assets and timelines to be determined. About Liminatus Pharma • Has served as the Principal Scientist and Professor at the National Cancer Center, Republic of Korea • PhD (Biochemistry ) in the University of Vienna, Austria and a Post - doctoral Associate (Pharmacology) in Yale University , USA PhD CSO Byong - Chul Yoo • Has served as CEO and Pre - clinical Study CRO at SAMDABIOLAB, Republic of Korea • Principal Scientist at the National Cancer Center, Republic of Korea • Chief of Biomedicine Production Branch (GMP) at the National Cancer Center, Republic of Korea PhD Scientific Board Member Beom - Kyu Choi • Has served as the President and Institute Director of the National Cancer Center, Republic of Korea and President of the Graduate School of Cancer Science and Policy at the National Cancer Center, Republic of Korea • Honorary Professor at the Graduate School of Cancer Science and Policy, National Cancer Center, Republic of Korea; Director of Surgery at Lily Yoo Hospital; and a member of the National Academy of Medicine of Republic of Korea. MD/PhD Medical Director Eun - Sook Lee • Has served as Research Fellow at Indiana University, Indianapolis, USA • Visiting Professor at Kobe University, Japan • Director of the Animal Experimental Facility at the National Cancer Center, Republic of Korea • Principal Investigator at the National Cancer Center, Republic of Korea • Professor of the Graduate School of Cancer Science and Policy at the National Cancer Center, Republic of Korea PhD Scientific Board Member Sang - Jin Lee

01 02 03 04 05 06 Cancer Treatment Crafting the Future of Healing for Patients

04 1. Cancer Therapeutics

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Final Goal of Cancer Immunotherapy

- For successful cancer immunotherapy treatment, the Cancer Immunity Cycle must operate smoothly through close cooperation between innate immunity and T cell-centered adaptive immunity, with the patient's immune system maintaining continuous activation until the complete elimination of the last cancer cell.
- While most immune oncology drugs currently marketed or under development focus exclusively on enhancing T cell-centered adaptive immunity, there are no FDA-approved immune oncology drugs that directly activate innate immunity, which represents the first step of the Cancer Immunity Cycle. Recognizing this market gap, Innovation Bio has designed a CD47 blocking agent pipeline focused on innate immune activation.
- CD47 blocking agents can demonstrate anticancer effects through innate immune responses even as monotherapy; however, to maximize T cell activation essential for achieving high efficacy in cancer immunotherapy, the core strategy involves combining CD47 blockade-induced innate immune responses with T cell boosters such as PD-1/PD-L1 inhibitors.
- Given the limited anticancer effects of immune checkpoint inhibitors when used alone, CD47 blocking agents are evaluated as one of the most promising pipelines capable of achieving excellent synergistic effects with T cell boosters currently under development.
- As CD47 blocking agents continue to demonstrate synergistic effects through joint clinical studies with T cell boosters, the market potential of immune checkpoint inhibitors is expected to expand, leading to the formation of a broader market and anticipating strong synergistic effects through various pipelines targeting each stage of the Cancer Immunity Cycle.

Anti-CD47 blockade


Lymph Node
T Cell Activation
2
3
Movement of Activated T Cells
(Adaptive Immunity) (Lymph Nodes
→ Blood Vessels → Tumor Tissue)
1
Innate Immune System's
Cancer Antigen Collection
and Lymph Node Delivery
4
Killing of Cancer Cells
by T Cells

Approved immuno-oncology (I/O) drugs
(e.g., Immune checkpoint inhibitor)

* Chen DS, Mellman I. Oncology meets immunology: the cancer-immunity cycle. Immunity. 2013 Jul 25;39(1):1-10. Image modified.

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2. Don’t Eat Me Signal and CD47 Blockade

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“Don’t Eat Me” & “Eat Me” Signals


Cancer cell
PtdSerine
CD47
CRT
CD24
β2M
SIRPα
LRP1
Siglec-10
LILRB1
Macrophage
"Don't Eat Me" Signals
"Eat Me" Signals

Landry MR, Walker JM, Sun C. Exploiting Phagocytic Checkpoints in Nanomedicine: Applications in Imaging and Combination Therapies. Front Chem. 2021 Mar 3;9:642530

- **“Don’t Eat Me” Signal**
  CD47 on the surface of cancer cells engages SIRPα on macrophages to transmit an inhibitory signal that blocks the phagocytic machinery, allowing tumor cells to evade clearance.

- **Ligand of SIRPα on Macrophage**
  CD47 serves as the cognate ligand for the macrophage receptor SIRPα; their interaction recruits phosphatases (e.g., SHP-1/SHP-2) that shut down “eat me” signaling pathways inside the macrophage.

- **How CD47 Blockade Promotes Phagocytosis**
  By preventing CD47–SIRPα binding, CD47 antibodies remove the inhibitory checkpoint, unleashing macrophage uptake of tumor cells and enhancing processing and presentation of tumor antigens.

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2. Don't Eat Me Signal and CD47 Blockade

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Mechanism of CD47–SIRPα Checkpoint and Anti-CD47 Blockade


A
Tumor cells
CD47
Don't eat me
Don't eat me
Mϕ
Tumor cells
CD47
Trans-interaction
Don't eat me
SIRPa
Don't eat me
Cis-interaction
Mϕ
B
Anti-CD47
SIRPa
Phagocytosis ↑

Modified the image from Jiang et al. Targeting CD47 for cancer immunotherapy. J Hematol Oncol. 2021 Oct 30;14(1):180.

- **Cis- and Trans-Interactions Inhibit Phagocytosis**

  Trans-interaction: CD47 on tumor cells binds SIRPα on macrophages across the intercellular synapse, delivering a "Don't Eat Me" signal.

  Cis-interaction: CD47 and SIRPα on the same macrophage pair up, maintaining an autoinhibitory checkpoint that further suppresses engulfment.

- **Anti-CD47 Antibody Disrupts Inhibitory Checkpoints**

  Binding of anti-CD47 antibodies to tumor-cell CD47 (and blocking cis-CD47 on macrophages) prevents engagement of SIRPα.

  Loss of both cis- and trans-inhibitory signals unleashes macrophage phagocytic activity toward tumor cells.

- **Clinical Limitation: Hematologic Toxicity**

  However, **anti-CD47 blockade has consistently induced severe anemia and thrombocytopenia** in the majority of trial subjects, leading to the sequential discontinuation of many clinical programs.

11 Liminatus Pharma, LLC 3. IBA101; Next Generation Anti - CD47 Blockade 07 Selective binding of IBA101 to CD47 on immune and tumor cells, sparing RBCs and platelets IBA101 preferentially binds CD47 on nucleated immune and tumor cells, while sparing CD47 on anucleate red blood cells and platelets. • IBA101 represents a breakthrough in CD47 blockade technology by exploiting a unique glycosylation signature on nucleated cells. • IBA101 is a humanized anti – human CD47 IgG4 monoclonal antibody that targets a CD47 epitope occluded by an additional glycosylation site found exclusively on anucleate red blood cells and platelets . • Because nucleated immune and tumor cells lack this extra glycan , IBA101 binds their CD47 but cannot engage CD47 on red blood cells or platelets — thereby avoiding the severe anemia and thrombocytopenia seen with earlier CD47 antibodies. Glycosylation

12 Liminatus Pharma, LLC 3. IBA101; Next Generation Anti - CD47 Blockade 08 IBA101 preferentially binds to immune cells, but negligibly to RBCs and platelets IBA101 does not bind to RBCs CC2C6 PBMC Whole blood IBA101 IBA101

13 Liminatus Pharma, LLC 3. IBA101; Next Generation Anti - CD47 Blockade 09 IBA101 does not induce RBC lysis IBA101 does not induce RBC lysis. IBA101 CC2C6 which binds to RBCs Hemagglutination assay with human RBCs 0 0.1 0.5 1.0 5.0 10 25 ( μ g /mL)

14 Liminatus Pharma, LLC 3. IBA101; Next Generation Anti - CD47 Blockade 10 IBA101 exclusively binds to human CD47 Membrane Proteome Analysis of IBA101 • Assay Partner : Integral Molecular (Philadelphia, PA) • Library : > 6,000 distinct human membrane proteins displayed on a proteome array • Outcome : IBA101 demonstrated high - affinity binding exclusively to human CD47 , with no off - target interactions detected across the entire membrane proteome.

15 Liminatus Pharma, LLC 3. IBA101; Next Generation Anti - CD47 Blockade 11 Synergistic anti - tumor effects of IBA101 and anti - PD - 1 mAb in humanized mouse tumor model ▪ MC38 - hCD47 ▪ s.c. , 1 10 6 cells 0 hCD47 - hSIRPa KI ▪ mAbs ▪ Every 5 days ▪ 200 μ g/injection 10 15 20 Efficacy of IBA101 (Hu3A5 - G4) ± anti – PD - 1 in Human SIRPα/CD47 Double Knock - In Mice. • Model: MC38 - hCD47 tumors implanted in human SIRPα/CD47 double knock - in mice • Treatments : Rat IgG control, anti – PD - 1 mAb , IBA101, or combination • Key Findings: x 100% survival in mice treated with IBA101 monotherapy through study end x Synergistic tumor suppression when IBA101 is combined with anti – PD - 1 mAb x Intra - tumoral CD8⁺ T cells: Modestly increased by IBA101 alone, but markedly expanded with the combination (data not shown) This study highlights the robust, synergistic anti - tumor activity of IBA101 and PD - 1 blockade in a fully humanized CD47/SIRPα se tting.

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3. IBA101; Next Generation Anti-CD47 Blockade

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IBA101 synergistically enhances anti-tumor responses with I/O drugs boosting T cell responses


Rat IgG
Anti-m4-1BB
Anti-mTIGIT
IBA101
Anti-m4-1BB + IBA101
Anti-mTIGIT + IBA101
1000
500
0
0 10 14 20 23 27

Versatile Synergy of IBA101 with Multiple T-Cell–Boosting Checkpoint Modulators.

- In a human SIRPα/CD47 double knock-in mouse model bearing MC38-hCD47 tumors, IBA101 (anti-hCD47) demonstrated strong anti-tumor activity not only in combination with PD-1 blockade, but also when paired with agonists or antagonists of other key T-cell co-stimulatory and inhibitory pathways:
  - ✓ Anti-4-1BB + IBA101: Co-administration of a 4-1BB agonist with IBA101 led to near-complete tumor regression, whereas each agent alone produced only modest effects.
  - ✓ Anti-TIGIT + IBA101: Combining TIGIT blockade with IBA101 markedly delayed tumor growth compared to either monotherapy.
  - ✓ Anti-PD-1 + IBA101: Reaffirming prior data, dual PD-1/CD47 inhibition synergistically suppressed tumor progression and improved survival.
- These data underscore IBA101's ability to synergize broadly across diverse immuno-oncology modalities—demonstrating its versatility as a backbone for combination regimens that potentiate multiple T-cell activation pathways.

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3. IBA101; Next Generation Anti-CD47 Blockade

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Non-Clinical Safety Profile of IBA101 in Non-Human Primates



Cynomolgus monkey (Macaca fascicularis)

Non-Clinical Safety Profile of IBA101 in Non-Human Primates.

- Study: Charles River Laboratories Study No. 3627-011 (GLP-compliant)
- Test Article: IBA101 (anti-CD47 mAb, IgG4 Fc)
  - ✓ Species & Design: Cynomolgus monkeys, multiple dose groups up to 100 mg/kg
  - ✓ Dose Levels: 0 (vehicle), 10, 30, and 100 mg/kg, administered intravenously on Days 1, 8, and 15
  - ✓ NOAEL: 100 mg/kg/dose (highest dose tested)
  - ✓ Pharmacokinetics at NOAEL (Day 22, combined sexes)
    - C_0: 4.31 × 10^6 ng/mL
    - C_{max}: 4.08 × 10^6 ng/mL
    - $AUC_{0\text{-}168hr}$: 3.59 × 10^8 ng·hr/mL

- Key Takeaway: IBA101 was well tolerated with no adverse findings at exposures exceeding 4 mg/mL (C_{max}) and an AUC of 3.6 × 10^8 ng·hr/mL, supporting a favorable safety margin for first-in-human dose selection.

18 Liminatus Pharma, LLC 3. IBA101; Next Generation Anti - CD47 Blockade 14 Powerful and Safe Treatment Strategy • PD - 1/PD - L1 inhibitors boost T cell activity, but their increased interferon - gamma levels can suppress macrophage differentiation , thereby reducing the initial immune response. In contrast, IBA101 not only lifts the ‘Don’t Eat Me’ signal but also promotes macrophage proliferation and differe nti ation. This dual action suggests that combining IBA101 with PD - 1/PD - L1 blockade could enhance overall antitumor immunity, especially in resistant cancers. • IBA101 is a promising advancement in immuno - oncology, designed to overcome the limitations of earlier therapies and improve trea tment outcomes when used in combination with existing standards.

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4. Development Strategy of Anti-CD47 Blockade (IBA101)

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Development Strategy and Application

Changes in Lung Cancer Treatment

	Standard Therapy	I/O Drugs
Past	• Surgery • Chemotherapy • Radiotherapy	• CTLA-4 inhibitor • PD-1/PD-L1 inhibitor • iLAG-3, etc.
Present	• Surgery • Chemotherapy • Radiotherapy • **+PD-1/PD-L1 inhibitors**	• CTLA-4 inhibitor • PD-1/PD-L1 inhibitor • **New inhibitors, etc.**
Future	• Surgery • Chemotherapy • Radiotherapy • **+PD-1/PD-L1 inhibitors** • **+New inhibitors**	• New inhibitors, etc.

- **Market Position of PD-1/PD-L1 Blockades:** PD-1/PD-L1 inhibitors are now standard treatments for lung cancer. As newer immuno-oncology drugs are developed, they are expected to also become standard therapies over time.
- **Combination Therapy as a Necessity:** By the time IBA101, our anti-CD47 monoclonal antibody (mAb), reaches commercialization, it will be essential to combine it with PD-1/PD-L1 inhibitors, which will already be established as standard therapeutic regimen.
- **Collaboration with AstraZeneca's Imfinzi:** AstraZeneca's Imfinzi (PD-L1 inhibitor), ranked 5th in global sales with $2.4 billion in 2021, presents an ideal candidate for combination studies. Positive clinical results from such combination trials could attract AstraZeneca's interest in licensing IBA101, given their active pursuit of joint research projects to expand market share.
- **Distinct Competitive Advantage of IBA101:** Among CD47 inhibitors, IBA101 is one of only two candidates (alongside Akesobio's product) with a safety profile suitable for combination with PD-1/PD-L1 therapies. This differentiation positions IBA101 as a leading candidate in the CD47 blockade space.
- **Market Growth Potential:** The low response rate of current PD-1/PD-L1 inhibitors can potentially be improved through combination with CD47 blockades. If proven, the CD47 blockade market could grow rapidly, mirroring the market size of PD-1/PD-L1 inhibitors, which reached $17.19 billion in 2021 (led by Keytruda **from MSD**).

- **Development Stage:** Preparation of the IND package for the FDA Phase 1 clinical trial application is scheduled to begin in Q3 2025.

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16 5. Market Size and Growth Prospects of CD47 Blockade Therapeutics

Market Outlook for CD47 Blockade



Monoclonal antibody drug Market (US$ billion)
97.1
110.62
≈
2022
2023
2030
T cell boosters including PD-1/PD-L1, LAG3, TIM3, TIGIT, CD276, & ICOS blockers
CD47 blockade alone

- CD47 blockade represents one of the most promising pipelines for achieving excellent synergistic effects with the T cell boosters currently under development. Therefore, as CD47 blockade continues to demonstrate synergistic effects through joint clinical studies with T cell boosters, the market potential of immune checkpoint inhibitors is expected to expand, leading to the formation of an increasingly broad market

- CD47 immune checkpoint inhibitors are expected to penetrate the market primarily through combination therapy with PD-1/PD-L1 blockades rather than as standalone treatments. The global market for PD-1/PD-L1 blockades was estimated at $49.5 billion in 2023 and is projected to reach $123.3 billion by 2033. If CD47 immune checkpoint inhibitors are successfully brought to market, they are expected to grow alongside the PD-1/PD-L1 blockade market, potentially starting at 10-20% of the PD-1/PD-L1 market size by 2030 and rapidly expanding to reach the same market scale.

Global Market Size Projections for PD-1/PD-L1 Blockades (Adopted from Future Market Insights)



PD-1/PD-L1 Inhibitors Market (US$ billion)
140
120
100
80
60
40
20
0
49.5
123.3
2023
2033

CD47 blockade market size

- 10 – 20 % of PD-1/PD-L1 blockade market
- 12 – 25 billion USD along with a combination of PD-1/PD-L1 blockade

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6. Key Development Milestones

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Key Development Milestones


CD47 mAb
3A5 mAb development and humanization
Biochemical analysis
2020.01
Patent
2020.12
2021.06
Pre-clinical
GenScript CDMO
CRL Monkey Tox. & PK Study
Integral Molecular MPA, etc
Preclinical study & CDMO
2022.3Q
2022.4Q
Liminatus L/I
Upfront fee $8.3 million
2025/3Q
IND packaging
2025.4Q
Collaborative Research Agreement with AstraZeneca (or equivalent partner) for clinical-grade PD-1/PD-L1 inhibitor supply.
Pre-IND meeting
2026.3Q
Phase I approval
2027.2-3Q
Phase I
2027/4Q
Ph1 Mono- and Combi-therapy
Lung cancer
IBA101 ± PD-1/PD-L1 blockade
Safety and efficacy
2028.4Q
Execution of Big Pharma Licensing Agreement
Target total deal value: USD 1.5 billion
Upfront payment (10%): USD 150 million

Crafting the Future of Healing for Patients